                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                   of the Securities and Exchange Act of 1934

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                          Date of Report: July 23, 2003

                                  PLEXUS CORP.
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             (Exact name of registrant as specified in its charter)

          Wisconsin                    000-14824                  39-1344447
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

55 Jewelers Park Drive, Neenah, Wisconsin           54957-0156
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(Address of principal executive offices)            (Zip Code)


               Registrant's telephone number, including area code:
                                 (920) 722-3451
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Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         The following exhibit is furnished pursuant to Item 12 of this Report:

         99.1     Plexus press release dated July 23, 2003

Item 9.  Regulation FD Disclosure

This information is being furnished pursuant to Item 12 of Form 8-K.

Results of Operations and Financial Condition.

On July 23, 2003, Plexus Corp. announced its results for the third quarter of fiscal 2003, ended June 30, 2003, and for the nine months then ended. A copy of Plexus' related press release is furnished to the Commission by attaching it as an exhibit to this report.

                                    * * * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 23, 2003                             /s/  F. Gordon Bitter
                                                 ------------------------
                                                 F. Gordon Bitter
                                                 Chief Financial Officer



                                 Exhibit Index
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Exhibit No.                       Description
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  99.1                  Plexus press release dated July 23, 2003